UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 8, 2008

Dover Saddlery, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51624	04-3438294
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

525 Great Road, P.O. Box 1100, Littleton, Massachusetts		01460
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	978-952-8062

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On January 8, 2008, Dover Saddlery, Inc. announced its preliminary sales data for Fiscal Year 2007, as summarized in a press release dated January 8, 2008. A copy of the press release is attached and is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01 Other Events.

On January 8, 2008, Dover Saddlery, Inc. announced its preliminary sales data for Fiscal Year 2007, as summarized in a press release dated January 8, 2008. A copy of the press release is attached and is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 January 8, 2008 Press Release

The information and exhibits submitted in this Report are and shall be deemed to be furnished to the Securities and Exchange Commission, and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

The press release attached as Exhibit 99.1 to this Report includes "forward-looking statements" within the meaning of section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including without limitation statements made about the registrant’s final 2007 results, growth of the registrant's channel revenues, and business outlook for fiscal 2008. All statements other than statements of historical fact included in the press release regarding the registrant's stategies, plans, objectives, expectations and future operating results are forward-looking statements. Although the registrant believes that the expectations reflected in such forward-looking statements are reasonable at this time, it can give no assurance that such expectations will prove to have been correct. Actual results could differ materially based upon a number of factors including those identified in the press release.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dover Saddlery, Inc.

January 8, 2008	By:	/s/ Michael W. Bruns

Name: Michael W. Bruns
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	January 8, 2008 Press Release